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                                                                    EXHIBIT 10.2

                                SECOND AMENDMENT
                                     TO THE
                              BOWATER INCORPORATED
                      RETIREMENT PLAN FOR OUTSIDE DIRECTORS
                             AS AMENDED AND RESTATED
                                FEBRUARY 26, 1999

         WHEREAS, Bowater Incorporated, a Delaware corporation (the "Corporation"), established the Bowater Incorporated Retirement Plan for Outside Directors (the "Plan"); and

         WHEREAS, the Executive Committee of the Board of Directors of the Corporation desires to amend the Plan to provide for a lump sum distribution option;

         NOW, THEREFORE, effective November 6, 2001, the Plan shall be amended as follows:

1. Section 4.04 shall be amended by adding the clause "Except as may be otherwise elected by the Participant pursuant to Section 4.05," at the beginning thereof.

2.       A new Section 4.05 shall be added as follows:

         "4.05 LUMP SUM OPTION: During each December beginning with December 2001 (the "Election Period"), a Participant may elect to receive any benefits to which he is entitled under this Article 4 in a lump sum computed using the applicable mortality table defined in Internal Revenue Code Section 417(e)(3)(A)(ii)(I) and a 7% interest rate ("Lump Sum Election"). A Lump Sum Election must be made on or before the December 31st that is at least one full calendar year before the year of payment. A Lump Sum Election, once made, cannot be revoked except during an Election Period."

         IN WITNESS WHEREOF, Bowater Incorporated has caused this First Amendment to be executed by a duly authorized member of the Executive Committee of the Board of Directors as of the 6th day of November 2001.

                                         BOWATER INCORPORATED

                                         Executive Committee of the Board
                                         of Directors

                                         By: /s/ Arnold M. Nemirow
                                             -----------------------------------
                                             Arnold M. Nemirow


                                         Date Signed: May 3, 2002